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                                                                    Exhibit 10.2



          STATE OF MISSISSIPPI AND NORTH AMERICAN SOFTWARE ASSOCIATES
               RIGHT OF FIRST REFUSAL FOR TRI-STATE COMMERCE PARK
                            BUILDINGS 2029 AND 2030



         For and in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the State of Mississippi, acting through the Mississippi Department of Economic and Community Development, hereinafter the "State", hereby grants to North American Software Associates, Ltd. a Right of First Refusal for building number 2029, as described in Exhibit A attached hereto and incorporated herein, and building number 2030, as described in Exhibit B attached hereto and incorporated herein, located in the Tri-State Commerce Park, Tishomingo County, Mississippi subject to the following conditions:

         1.       TERM

         This right of first refusal is granted for a twelve (12) month period. Contingent upon execution of this document by both parties, such twelve (12) month period will commence August 1, 2000 and cease July 31, 2001. Such term may be extended by mutual written agreement of the State and North American Software Associates.


         2.       NOTICE

         The State will notify North American Software in writing within fifteen (15) days of receipt of a bona fide, reasonable value offer, as determined by the State, for the lease of Building 2029 or Building 2030. Within fifteen (15) days of receipt of said notice by the State, North American Software will exercise its first right of refusal by notifying the State in writing of its intent to exercise and by paying to the State within a reasonable time thereafter a sum equal to or greater than that offered to the State by a third party. The failure of North American Software to exercise its right within said time will result in the forfeiture and loss of its first right of refusal.

         3.       ASSIGNMENT

         North American Software shall neither transfer nor assign this right.


                               PARTIES TO NOTICES

         Any notice required to be given by either party to the other party under the terms of this agreement shall be served upon such party by United States Certified Mail as follows:



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                  TO THE STATE:

                  James C. Burns, Jr.
                  Executive Director
                  Mississippi Department of Economic and Community Development Post Office Box 849
                  Jackson, Mississippi  39205


                  TO NORTH AMERICAN SOFTWARE, INC.

                  Robert Crawford
                  Building #1000
                  751 CR989
                  Iuka, MS  38852


         4.       SIGNATURES

         WITNESS the signatures of the parties of this the 11th day of August, 2000.


                                             MISSISSIPPI DEPARTMENT OF ECONOMIC
                                             AND COMMUNITY DEVELOPMENT

                                             BY:
                                                -------------------------------
                                                     JAMES C. BURNS, JR.
                                                     Executive Director

                                             NORTH AMERICAN SOFTWARE, INC.

                                             BY:
                                                -------------------------------
                                                     ROBERT CRAWFORD


                                                -------------------------------
                                                            (Title)



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YELLOW CREEK - BUILDING 2029
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Tishomingo County, Mississippi







         Building 2029 is an old TVA building modified to serve as the propellant mix-cast remote control room. Water, sewer, and natural gas are installed. Electrical service is available. Rail service is also available for this 18,000-square-foot metal building. All site utilities are available, but none are connected. The facility is being used as a warehouse.































                                   EXHIBIT A



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YELLOW CREEK - BUILDING 2030
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Tishomingo County, Mississippi


This facility is a 36,141-square-foot structural steel-framed building. It was designed to be the Non-Destructive Evaluation facility for the Advanced Solid Rocket Motor (ASRM) project. The building's design meets the requirements of the 1988 Uniform Building Code. The facility was completed and put into operation during 1993.

o       Dimensions:  143 feet 10 inches by 238 feet 6 inches

o       Eave height of 37 feet

o       Six-inch-thick foam-insulated metal roof

o       Fire alarm system and fully sprinkled

o       Air pallet quality floors

o       X-RAY room area of 4,420 square feet

o       Installed RTR equipment - 3000A Linatron

o       Centralized control room with raised computer floor

o       Compressed air system and potable water system

o HVAC: Both hot and cold water are supplied from a utility room located in the facility. Four AHUs distribute the heated/cooled air throughout the facility. The system will maintain the relative humidity below 50 percent.































                                   EXHIBIT B